UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07- Submission of Matters to a Vote of Security Holders.

On August 13, 2015, Destination XL Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company had 50,747,684 shares of common stock outstanding on June 25, 2015, the record date for the Annual Meeting.  At the Annual Meeting, holders of 48,711,085 shares of the Company’s common stock were present in person or represented by proxy. Set forth below are the matters submitted at the Annual Meeting by the Board of Directors to a vote of stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors.

The Company’s stockholders elected ten directors to hold office until the 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The results of the voting were as follows:

	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
Seymour Holtzman	35,910,420	5,996,177	2,480	6,802,008
David A. Levin	41,292,888	614,709	1,480	6,802,008
Alan S. Bernikow	41,090,517	748,690	69,870	6,802,008
Jesse Choper	39,347,521	2,494,036	67,520	6,802,008
John E. Kyees	41,391,334	450,173	67,570	6,802,008
Willem Mesdag	41,412,218	429,289	67,570	6,802,008
Ward K. Mooney	41,348,468	492,989	67,620	6,802,008
George T. Porter, Jr.	41,214,017	582,563	112,497	6,802,008
Mitchell S. Presser	41,209,716	623,489	75,872	6,802,008
Ivy Ross	41,410,681	429,576	68,820	6,802,008

Proposal 2: Reapproval of the Performance Measures Under the 2006 Incentive Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code.

The reapproval of the performance measures under the 2006 Incentive Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code was approved based upon the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
34,127,729	7,659,443	121,905	6,802,008

Proposal 3: Advisory Vote on Compensation of Named Executive Officers.

The compensation of the Company's named executive officers was approved by a non-binding advisory vote based upon the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
39,340,691	2,414,653	153,733	6,802,008

Proposal 4: Ratification of Appointment of Independent Registered Public Accountants.

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending January 30, 2016 was ratified based on the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAIN
48,512,756	95,593	102,736

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	August 14, 2015	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, General Counsel and Secretary

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